UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04632

The European Equity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2020

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2020

Semiannual Report

to Shareholders

The European Equity Fund, Inc.

Ticker Symbol: EEA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to the Shareholders
8	Performance Summary
9	Schedule of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets

17	Financial Highlights
19	Notes to Financial Statements
27	Report of Annual Meeting of Stockholders
29	Additional Information
31	Privacy Statement

The Fund seeks long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Europe.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in Europe, thereby increasing its vulnerability to developments in that region. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The European Union (EU), the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe. The continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period, initially through December 31, 2020, in which the United Kingdom will seek to negotiate and finalize a trade deal with the EU, but that may be extended for up to two years. During this transition period, the United Kingdom will effectively remain in the EU from an economic perspective but will no longer have any political representation on the EU parliament. Significant uncertainty exists regarding the outcome of these negotiations and any adverse economic and political effects it may have on the United Kingdom, other EU countries and the global economy.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The European Equity Fund, Inc.

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For the six-month period ended June 30, 2020, the total return of The European Equity Fund, Inc. (the “Fund”) in U.S. dollars (USD) was -6.08% based on net asset value and -9.98% based on market price. Over the same period, the total return of the Fund’s benchmark, the MSCI Europe index, was -12.78%.1 In a difficult period for European stocks, the Fund’s relative outperformance of its benchmark was driven by stock selection, in particular from the Fund’s focus on companies with above-average earnings growth versus market or sector. The Fund’s discount to net asset value averaged 14.23% for the period in review, compared with 13.64% for the same period in 2019.

The first quarter of 2020 started on a positive note, with a better than expected fourth quarter 2019 earnings season. However, after stock markets in Europe and across the world reached new all-time highs early in the year, the first quarter turned out to be one of the worst in history. The deadly coronavirus spread across the world, forcing governments to impose harsh measures to slow the proliferation of the pandemic, bringing businesses and global supply chains to an abrupt halt.

However, incoming macroeconomic data, consumer sentiment surveys, credit card volumes and meetings with company managements all confirm that the global economy began to recover in June, driven by a gradual reversal of lockdowns in East Asia and Europe, and massive policy support. Things look much less promising, however, when Latin America and the United States are considered. There, the spread of the virus has regained momentum, reflected, at least so far, more in the number of new infections than deaths. Therefore, a high degree of uncertainty persists regarding how long positive economic momentum will last. Fiscal rescue and economic stimulus packages, which have been unique in their dimensions, as well as massive monetary expansionary measures by the world’s leading central banks, provide hope.

Additionally, the oil price came under pressure from different sides. Oil demand plummeted because of the pandemic, drastically reducing global fuel consumption. Simultaneously, a price war between OPEC and Russia, which ended previously agreed-upon production restraints, triggered a supply shock.

The European Equity Fund, Inc.	|	3

Political risks also remain, with the U.S. elections fast approaching, tensions between China and the rest of the world escalating, and Brexit still unresolved. There are additional negative factors: protectionism and de-globalization have been intensified by the COVID-19 crisis. More positively, digitalization has also seen a beneficial development. On a positive political note, the European Union (EU) has established a recovery fund to reduce the risk of a re-run of the European sovereign debt crisis, which could have had a negative impact on potential growth. The recovery fund would essentially provide support to some of the worst affected countries, such as Italy and Spain, from countries such as Germany and France. By empowering the EU Commission to incur debts for the recovery fund that are backed by all member states, the EU demonstrated a new and higher level of political and economic cohesion.

This unprecedented period tended to favor technology stocks where the Fund was overweight, thus contributing to performance. The Fund is overweight technology stocks including ASML Holding NV (leading European manufacturer of semiconductor equipment), Worldline SA (payment provider) and Logitech International SA (gaming industry) that should profit from digitalization trends in the market. All three positions helped to deliver relative outperformance for the Fund during the period.

The Fund also benefited from its overweight in BioMerieux, a French developer and manufacturer in the field of ‘in vitro’ diagnostics for medical and industrial applications. In the utilities segment, Italy-based multinational power company Enel SpA outperformed, due especially to increased demand for renewable energy from wind, solar, geothermal and hydropower.

In contrast, the Fund was underweight sectors where we see structural challenges, such as communications services and energy. Within energy, holdings in Neste OYJ outperformed strongly due to the company’s focus

Sector Diversification (As a % of Equity Securities)	6/30/20	12/31/19
Industrials	20%	18%
Health Care	18%	14%
Financials	16%	19%
Consumer Staples	12%	13%
Information Technology	10%	8%
Materials	8%	6%
Consumer Discretionary	5%	8%
Communication Services	4%	5%
Utilities	4%	3%
Energy	3%	6%
	100%	100%

4	|	The European Equity Fund, Inc.

on green energy. In the materials sector, where the Fund held a slight underweight, the U.K.-based mining company BHP Group PLC delivered solid outperformance. Within consumer discretionary, where the Fund had an underweight, holdings in Compass Group PLC*, which provides catering services, as well as Kering SA, which manufactures and sells luxury goods, were hurt by the economic effects of the coronavirus. Another example was the U.K.-based concession services provider SSP Group, which is no longer owned by the Fund. The Fund also did not have exposure to the European auto industry, which remains challenged by its transition to more environmentally-friendly electric vehicles.

In terms of country exposure, the Fund was underweight U.K. stocks during the first half of 2020. Stocks with a primarily domestic revenue base suffered from a weak U.K. macroeconomic environment, driven by Brexit and COVID-19-related political turmoil, while global sectors in the FTSE 100 such as energy and financials struggled based on underlying negative trends within their markets.2

Market Outlook

Due to the extreme uncertainties and risks for the global economy caused by the worldwide spread of the pandemic, forecasts for economic growth are only possible with corresponding uncertainty. In any case, massive

Ten Largest Equity Holdings at June 30, 2020 (34.6% of Net Assets)		Country	Percent
1.	AstraZeneca PLC	United Kingdom	4.8%
2.	Enel SpA	Italy	4.0%
3.	Deutsche Post AG	Germany	3.9%
4.	Novo Nordisk A/S	Denmark	3.5%
5.	Kerry Group PLC	Ireland	3.3%
6.	Neste OYJ	Finland	3.3%
7.	British American Tobacco PLC	United Kingdom	3.1%
8.	Worldline SA	France	3.0%
9.	Cie de Saint-Gobain	France	2.9%
10.	ASML Holding NV	Netherlands	2.8%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 9. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

The European Equity Fund, Inc.	|	5

reductions in economic growth data are to be expected going forward as a result of the lockdowns caused by COVID-19. The reduction in growth will in all likelihood only be historically comparable to the Great Depression of the 1930s. How long the slump will ultimately last will depend on when the “shutdowns” in individual economies are reversed or lifted, and how quickly the global economy can be “rebooted.” Another factor is whether and when a possible “second wave” needs to be considered.

Economic indicators have deteriorated dramatically, with GDP growth expectations for the Eurozone now approaching -5.0%, depending on the shape of the recovery, e.g., reopening effects versus repeat infection waves.3 Strong negative earnings revisions over recent weeks driven by cyclical sectors should lead to more realistic earnings estimates for 2020. Additional visibility regarding the shape of the recovery is needed to argue for attractive valuation levels, as 2021 earnings expectations still need some adjustments. On an index level, one has to consider that highly cyclical sectors/value sectors such as banks and energy in the MSCI Europe Index have declined to approximate weightings of only 5%.

The market environment for equities remains challenging. The principal risk for European markets is based on the coronavirus crisis and associated economic risks. In addition, there are still uncertainties with regard to trade conflict (Phase 2 agreement negotiations) between the United States and China (as well as Europe to some degree), and a trade agreement between Europe and Great Britain following the full-scale Brexit. Above all, the very low interest rate environment and the extremely expansive course of central banks provide strategic support for equities. This is particularly true as the expansive monetary policy environment should remain in place much longer after the increase in economic risks due to the coronavirus crisis. In addition, we believe that huge global economic stimulus packages should help to limit the negative effects of the coronavirus crisis.

Sincerely,

Christian Strenger	Britta Weidenbach	Hepsen Uzcan
Chairman	Portfolio Manager	Interested Director, President and Chief Executive Officer

6	|	The European Equity Fund, Inc.

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

*	Not held as of June 30, 2020.

[1]

The MSCI Europe Index tracks the performance of 15 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

[2]

The Financial Times Stock Exchange 100 Index, also called the FTSE 100 Index, is a share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization, representing approximately 80% of the entire market capitalization of the London Stock Exchange. Index returns do not reflect any fees or expenses and it is not possible to invest directly in the FTSE 100 Index.

[3]	Gross domestic product (GDP) is the monetary value of goods and services produced within a country’s borders in a specific time frame.

Other Information — Announcement of Portfolio Manager Change

Juan Barriobero de la Pisa will replace Britta Weidenbach as the portfolio manager of the Fund effective September 1, 2020. Frank Kuemmet will continue to serve as the Fund’s deputy portfolio manager.

Mr. Barriobero de la Pisa is a portfolio manager and research analyst within the DWS European Equities team. He served as the DWS Head of Spanish Equities from 2007–2019 and Executive Member of the Board at DWS Spain 2016–2018. He joined DWS in 1999 as US Equity Fund Manager with 5 years of industry experience. Mr. Barriobero de la Pisa earned a degree in European Economic Sciences (ICADE E4) from Universidad Pontificia de Comillas; and is a CFA Charterholder since 2001, and a CESGA holder since 2018.

The European Equity Fund, Inc.	|	7

Performance Summary	June 30, 2020 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/20

	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	(6.08)%	1.23%	3.43%	6.31%
Market Price(a)	(9.98)%	(2.12)%	1.69%	6.08%
MSCI Europe Index(b)	(12.78)%	(6.78)%	1.46%	5.65%

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2020 was 1.33%.

[b]

The MSCI Europe Index tracks the performance of 15 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

‡	Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price

	As of 6/30/20	As of 12/31/19
Net Asset Value	$9.93	$10.73
Market Price	$8.32	$9.38

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 6/30/20:
Income	$.06
Capital Gains	$.07

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

8	|	The European Equity Fund, Inc.

Schedule of Investments	as of June 30, 2020 (Unaudited)

	Shares	Value ($)
Common Stocks 96.7%
France 24.2%

Banks 2.7%
BNP Paribas SA	50,000	1,986,556

Building Products 2.9%
Cie de Saint-Gobain	59,290	2,134,545

Construction & Engineering 2.6%
Bouygues SA	56,000	1,912,935

Electrical Equipment 1.1%
Schneider Electric SE	7,540	837,482

Entertainment 1.9%
Vivendi SA	56,000	1,436,746

Health Care Equipment & Supplies 1.1%
BioMerieux	6,000	824,277

IT Services 4.0%

Edenred	17,000	743,411

Worldline SA 144A*	26,000	2,251,183

		2,994,594

Machinery 2.6%
Alstom SA	41,000	1,907,150

Pharmaceuticals 2.8%
Sanofi	20,000	2,036,543

Textiles, Apparel & Luxury Goods 2.5%
Kering SA	3,400	1,849,456
Total France (Cost $18,146,907)		17,920,284

Germany 20.5%

Air Freight & Logistics 3.9%
Deutsche Post AG (Registered)	78,890	2,884,488

Capital Markets 2.4%
Deutsche Boerse AG	10,000	1,809,075

Chemicals 3.4%

Evonik Industries AG	48,000	1,219,095

LANXESS AG*	24,000	1,266,004

		2,485,099

Health Care Providers & Services 2.2%
Fresenius Medical Care AG & Co. KGaA	19,160	1,642,161

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	9

	Shares	Value ($)

Insurance 2.5%
Allianz SE (Registered)	9,200	1,878,373

Interactive Media & Services 1.9%
Scout24 AG 144A	18,000	1,396,150

Pharmaceuticals 2.5%
Merck KGaA	16,000	1,856,590

Software 1.7%
SAP SE	9,000	1,256,838
Total Germany (Cost $13,196,458)		15,208,774

Switzerland 10.3%

Capital Markets 2.3%
Partners Group Holding AG	1,900	1,723,517

Chemicals 2.1%
Sika AG (Registered)	8,000	1,539,793

Food Products 2.6%
Barry Callebaut AG (Registered)	1,000	1,907,325

Insurance 2.0%
Baloise Holding AG (Registered)	10,000	1,499,895

Technology Hardware, Storage & Peripherals 1.3%
Logitech International SA (Registered)	15,000	979,417
Total Switzerland (Cost $5,903,030)		7,649,947

United Kingdom 9.9%

Multiline Retail 2.0%
B&M European Value Retail SA	297,851	1,462,543

Pharmaceuticals 4.8%
AstraZeneca PLC	34,000	3,536,837

Tobacco 3.1%
British American Tobacco PLC	60,000	2,300,993
Total United Kingdom (Cost $6,454,282)		7,300,373

Netherlands 6.6%

Beverages 1.3%
Heineken NV	10,000	921,780

Professional Services 2.5%
Wolters Kluwer NV	24,000	1,874,203

Semiconductors & Semiconductor Equipment 2.8%
ASML Holding NV	5,700	2,093,079
Total Netherlands (Cost $3,095,763)		4,889,062

The accompanying notes are an integral part of the financial statements.

10	|	The European Equity Fund, Inc.

	Shares	Value ($)
Finland 5.6%

Insurance 2.3%
Sampo OYJ ‘‘A’’	48,000	1,650,981

Oil, Gas & Consumable Fuels 3.3%
Neste OYJ	63,000	2,463,431
Total Finland (Cost $3,679,851)		4,114,412

Denmark 4.8%

Electrical Equipment 1.3%
Vestas Wind Systems A/S	9,402	956,948

Pharmaceuticals 3.5%
Novo Nordisk A/S ‘‘B’’	40,000	2,588,384
Total Denmark (Cost $2,694,835)		3,545,332

Italy 4.0%

Electric Utilities 4.0%
Enel SpA (Cost $2,588,934)	340,000	2,932,397

Ireland 3.3%

Food Products 3.3%
Kerry Group PLC ‘‘A’’ (Cost $1,727,468)	20,000	2,473,507

Sweden 2.8%

Banks 1.5%
Swedbank AB “A”	85,000	1,089,030

Household Products 1.3%
Essity AB ‘‘B’’	30,000	969,279
Total Sweden (Cost $1,835,878)		2,058,309

Spain 2.7%

Construction & Engineering 2.7%
Ferrovial SA (Cost $1,677,214)	75,000	1,996,666

Australia 2.0%

Metals & Mining 2.0%
BHP Group PLC (a) (Cost $1,028,013)	71,100	1,453,057
Total Common Stocks (Cost $62,028,633)		71,542,120

Cash Equivalents 3.0%
DWS Central Cash Management Government Fund, 0.12% (Cost $2,255,546) (b)	2,255,546	2,255,546

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	11

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $64,284,179)	99.7	73,797,666
Other Assets and Liabilities, Net	0.3	206,770

Net Assets	100.0	74,004,436

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2020 are as follows:

Value ($) at 12/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 6/30/2020	Value ($) at 6/30/2020
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (b) (c)
1,808,469	—	1,808,469	(d)	—	—	5,564	—	—	—
Cash Equivalents 3.0%
DWS Central Cash Management Government Fund, 0.12% (b)
730,688	11,129,727	9,604,869		—	—	2,365	—	2,255,546	2,255,546
2,539,157	11,129,727	11,413,338		—	—	7,929	—	2,255,546	2,255,546

*	Non-income producing security.

(a)	BHP Group PLC is domiciled in Australia and is listed on the London Stock Exchange.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2020.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

12	|	The European Equity Fund, Inc.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)
France	$17,920,284	$—	$—	$17,920,284
Germany	15,208,774	—	—	15,208,774
Switzerland	7,649,947	—	—	7,649,947
United Kingdom	7,300,373	—	—	7,300,373
Netherlands	4,889,062	—	—	4,889,062
Finland	4,114,412	—	—	4,114,412
Denmark	3,545,332	—	—	3,545,332
Italy	2,932,397	—	—	2,932,397
Ireland	2,473,507	—	—	2,473,507
Sweden	2,058,309	—	—	2,058,309
Spain	1,996,666	—	—	1,996,666
Australia	1,453,057	—	—	1,453,057
Short-Term Instruments	2,255,546	—	—	2,255,546
Total	$73,797,666	$—	$—	$73,797,666

(e)	See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	13

Statement of Assets and Liabilities

as of June 30, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $62,028,633)	$71,542,120
Investment in DWS Central Cash Management Government Fund (cost $2,255,546)	2,255,546
Foreign currency, at value (cost $195,026)	195,393
Foreign taxes recoverable	210,834
Interest receivable	1,978
Other assets	19,759
Total assets	74,225,630

Liabilities
Payable for Fund shares repurchased	67,183
Investment advisory fee payable	38,932
Payable for Directors’ fees and expenses	14,694
Administration fee payable	11,979
Accrued expenses and other liabilities	88,406
Total liabilities	221,194
Net assets	$74,004,436

Net Assets Consist of
Distributable earnings (gain)	5,684,915
Paid-in capital	68,319,521
Net assets	$74,004,436

Net Asset Value

Net assets value per share ($74,004,436 ÷ 7,455,233 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$9.93

The accompanying notes are an integral part of the financial statements.

14	|	The European Equity Fund, Inc.

Statement of Operations

for the six months ended June 30, 2020 (Unaudited)

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $126,510)	$936,524
Income distributions — DWS Central Cash Management Government Fund	2,365
Securities lending income, net of borrower rebates	5,564
Total investment income	944,453
Expenses:

Investment advisory fee	234,187
Administration fee	72,058
Custody and accounting fee	22,220
Services to shareholders	8,588
Reports to shareholders and shareholder meeting expenses	24,892
Directors’ fees and expenses	25,302
Legal fees	31,156
Audit and tax fees	33,980
NYSE listing fee	11,810
Insurance	3,831
Miscellaneous	11,072
Net expenses	479,096
Net investment income	465,357

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(4,299,113)
Foreign currency	21,501
Net realized gain (loss)	(4,277,612)
Change in net unrealized appreciation (depreciation) on:

Investments	(1,522,784)
Foreign currency	(2,494)
Change in net unrealized appreciation (depreciation)	(1,525,278)
Net gain (loss)	(5,802,890)
Net increase (decrease) in net assets resulting from operations	$(5,337,533)

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	15

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Operations:

Net investment income (loss)	$465,357	$1,170,162
Net realized gain (loss)	(4,277,612)	1,728,063
Change in net unrealized appreciation (depreciation)	(1,525,278)	13,774,738
Net increase (decrease) in net assets resulting from operations	(5,337,533)	16,672,963
Distributions to shareholders	(933,494)	(3,936,682)
Fund share transactions:

Net proceeds from reinvestment of distributions	679,917	428,920
Shares repurchased	(1,658,296)	(2,088,044)
Net increase (decrease) in net assets from Fund share transactions	(978,379)	(1,659,124)
Total increase (decrease) in net assets	(7,249,406)	11,077,157
Net assets at beginning of period	81,253,842	70,176,685

Net assets at end of period	$74,004,436	$81,253,842

Other Information
Shares outstanding at beginning of period	7,574,775	7,763,700
Shares issued from reinvestment of distributions	74,917	48,575
Shares repurchased	(194,459)	(237,500)

Shares outstanding at end of period	7,455,233	7,574,775

The accompanying notes are an integral part of the financial statements.

16	|	The European Equity Fund, Inc.

Financial Highlights

	Six Months Ended 6/30/20	Years Ended December 31,
	(Unaudited)	2019	2018	2017	2016	2015

Per Share Operating Performance
Net asset value, beginning of period	$10.73	$9.04	$10.97	$8.76	$8.98	$9.32
Income (loss) from investment operations:

Net investment income (loss)[a]	.06	.15	.08	.06	.11	.09
Net realized and unrealized gain (loss) on investments and foreign currency	(.75)	2.03	(1.98)	2.21	(.30)	(.28)
Total from investment operations	(.69)	2.18	(1.90)	2.27	(.19)	(.19)
Less distributions from:
Net investment income	(.06)	(.13)	(.07)	(.09)	(.08)	(.17)
Net realized gains	(.07)	(.39)	—	—	—	—
Total distributions	(.13)	(.52)	(.07)	(.09)	(.08)	(.17)
Accretion resulting from tender offer	—	—	—	—	—	.01
Dilution in net asset value from dividend reinvestment	(.01)	(.01)	—	—	—	(.00	)***
Increase resulting from share repurchases	.03	.04	.04	.03	.05	.01
Net asset value, end of period	$9.93	$10.73	$9.04	$10.97	$8.76	$8.98
Market value, end of period	$8.32	$9.38	$7.73	$9.87	$7.72	$8.06

Total Investment Return for the Period[b]
Based upon market value (%)	(9.98)**	28.29	(21.02)	28.97	(3.31)	(.03)
Based upon net asset value (%)	(6.08)**	25.48	(16.90)[c]	26.32 [c]	(1.52)	(1.65)

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	17

Financial Highlights (continued)

	Six Months Ended 6/30/20		Years Ended December 31,
	(Unaudited)		2019	2018	2017	2016	2015

Ratios to Average Net Assets
Total expenses before expense reductions (%)	1.33	*	1.33	1.38	1.45	1.54	1.60
Total expenses after expense reductions (%)	1.33	*	1.33	1.28	1.43	1.54	1.60
Net investment income (%)	.64	**	1.51	.75	.63	1.21	.98
Portfolio turnover (%)	19	**	60	58	48	64	93
Net assets at end of period ($ thousands)	74,004		81,254	70,177	87,813	72,056	77,534

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005 per share.

The accompanying notes are an integral part of the financial statements.

18	|	The European Equity Fund, Inc.

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The European Equity Fund, Inc. (the “Fund”) was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

The European Equity Fund, Inc.	|	19

Purchased options are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain

20	|	The European Equity Fund, Inc.

additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

The Fund had no securities on loan at June 30, 2020.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2020, the exchange rate was EUR €1.00 to USD $1.12.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against

The European Equity Fund, Inc.	|	21

the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At June 30, 2020, the aggregate cost of investments for federal income tax purposes was $64,298,965. The net unrealized appreciation for all investments based on tax cost was $9,498,701. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $13,489,774 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,991,073.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign currency denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

22	|	The European Equity Fund, Inc.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH. The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (“DIMA”). DWS International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DWS International GmbH, DWS International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DWS International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWS International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.65% of the Fund’s average weekly net assets up to and including $100 million, and 0.60% of such assets in excess of $100 million.

Accordingly, for the six months ended June 30, 2020, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.65% of the Fund’s average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the fee it receives from the Fund. For the six months ended June 30, 2020, the amount charged to the Fund by DSC included in the Statement of Operations under “Services to shareholders” aggregated $6,006, of which $1,008 is unpaid.

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $5,864, all of which is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing

The European Equity Fund, Inc.	|	23

agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended June 30, 2020, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2020, were $13,387,528 and $18,051,430, respectively.

E. Capital

During the six months ended June 30, 2020 and the year ended December 31, 2019, the Fund purchased 194,459 and 237,500 of its shares of common stock on the open market at a total cost of $1,658,296 and $2,088,044 ($8.53 and $8.79 average per share), respectively. The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 13.62% and 12.38%, respectively.

During the six months ended June 30, 2020 and the year ended December 31, 2019, the Fund issued for dividend reinvestment 74,917 and 48,575 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 12.98% and 13.38%, respectively.

F. Share Repurchases

On July 27, 2018, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 791,000 shares during the period from August 1, 2018 through July 31, 2019. The Fund repurchased 238,000 shares between August 1, 2018 and July 31, 2019. On July 26, 2019, the Fund announced that the Board of Directors approved an extension of the

24	|	The European Equity Fund, Inc.

current repurchase authorization permitting the Fund to repurchase up to 767,000 shares during the period from August 1, 2019 through July 31, 2020. The Fund repurchased 327,259 shares between August 1, 2019 and June 30, 2020. On July 24, 2020, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 745,000 shares during the period from August 1, 2020 through July 31, 2021.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2020, there were three shareholders that held approximately 26%, 8% and 7%, respectively, of the outstanding shares of the Fund.

H. Other - Covid-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

I. Other - Deutsche Bank AG Consent Order

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting

The European Equity Fund, Inc.	|	25

requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory or fund management activities of DWS International GmbH (“DWSI”). DWS Group, of which DWSI is a wholly-owned subsidiary, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, DWSI would not be eligible to continue to provide investment advisory services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB, DWSI and certain other affiliated companies are seeking temporary and permanent orders from the SEC to permit them to continue to provide investment advisory and underwriting services to registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with its fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, DWSI continues to provide investment advisory services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, DWSI has informed the Fund that it believes the Consent Order will not have any material impact on the Fund or DWSI’s ability to provide investment advisory services for the Fund.

26	|	The European Equity Fund, Inc.

Report of Annual Meeting of Stockholders	(Unaudited)

The Annual Meeting of Stockholders (the “Meeting”) of The European Equity Fund, Inc. was held on June 25, 2020. At the close of business on May 1, 2020, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 7,546,827 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 6,668,791 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1.	To elect three (3) Class III Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Dr. Kenneth C. Froewiss	6,149,167	539,621
Dr. Wolfgang Leoni	6,371,375	317,413
Mr. Christian H. Strenger	6,156,710	532,078

2.	To elect one (1) Class II Director, to serve for a term of two years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Dr. Holger Hatje	6,165,891	522,896

3.	To elect one (1) Class I Director, to serve for a term of one year and until her successor is elected and qualifies.

	Number of Votes
	For	Withheld
Ms. Hepsen Uzcan	6,127,367	561,421

4.

To ratify the appointment by the Audit Committee and the Board of Directors of Ernst & Young LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2020.

Number of Votes
For	Against	Abstain

6,516,791	117,722	54,278

The European Equity Fund, Inc.	|	27

5.	To approve a stockholder proposal asking the Fund to take steps to declassify the Board of Directors of the Fund.

Number of Votes
For	Against	Abstain

1,690,055	2,414,281	182,991

28	|	The European Equity Fund, Inc.

Additional Information

Automated Information Lines	DWS Closed-End Fund Info Line 1-800-GERMANY (1-800-437-6269)
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds One International Place, 12th Floor Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 1-800-GERMANY (1-800-437-6269)
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our Web site — dws.com/en-us/resources/proxy-voting or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at 1-800-GERMANY (1-800-437-6269).
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings as of the month-end are posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com.

The European Equity Fund, Inc.	|	29

Investment Management

DWS International GmbH (the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Open Market Purchases by the Fund	Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-GERMANY (1-800-437-6269)

NYSE Symbol	EEA
Nasdaq Symbol	XEEAX
CUSIP Number	298768102

30	|	The European Equity Fund, Inc.

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

The European Equity Fund, Inc.	|	31

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2019

32	|	The European Equity Fund, Inc.

Notes

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—

The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-GERMANY (1-800-437-6269) for shareholder reports.

EEA-3

(R-028303-9 8/20)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure:

As of the date of this report, the following individual handles the day-to-day management of the Fund.

Britta Weidenbach, CFA, Managing Director and Portfolio Manager of the Fund

•	EMEA (Europe, the Middle East and Africa) Co-Head of Equities and Head of European Equities.
•	Joined DWS in 1999 and the Fund in 2019.
•	Masters Degree in Economics (“Diplom-Volkswirtin”), University of Konstanz.

Juan Barriobero de la Pisa*, CFA, Director and Portfolio Manager of the Fund

•	DWS Head of Spanish Equities from 2007-2019 and Executive Member of the Board at DWS Spain 2006-2018.
•	Joined DWS in 1999 and the Fund in 2020.
•	Degree in European Economic Sciences (ICADE E4), University Pontificia de Comillas.

* Juan Barriobero de la Pisa replaced Britta Weidenbach as portfolio manager of the Fund effective September 1, 2020.

Compensation of Portfolio Managers

The Advisor and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of its subsidiaries such as DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services. DWS seeks to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as set forth below. The compensation information below is provided as of the Fund’s most recent semiannual report dated June 30, 2020.

•	Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.

•	Variable Compensation (VC) is a discretionary compensation element that enables the Advisor and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting DWS affordability and the financial situation of Deutsche Bank AG (the “Bank”) and DWS. VC aims to:

o	Recognize that every employee contributes to the DWS Group’s success through the DWS Group and/or Bank component of VC (Group Component),
o	Reflect individual performance, investment performance, behaviours and culture through discretionary individual VC (Individual Component), and
o	Reward outstanding contributions at the junior levels through the discretionary Recognition Award.

Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply.  Both Group and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.

•	VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
o	notional fund investments
o	restricted equity, notional equity,
o	restricted cash,
o	or such other form as DWS may decide in its sole discretion

•	VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.

•	Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is an InstVV [CRD IV EU Directive4] Material Risk Taker.

•	For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.

In general, each of the Advisor and its advisory affiliates seek to offer their investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type.  The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:

-	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
-	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
-	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
-	Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group’s Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Funds advised by DWS International GmbH as a group (the “Family of Funds”), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent semiannual report dated June 30, 2020.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All in the Family of Funds Shares Owned
Britta Weidenbach	-	-
Juan Barriobero de la Pisa	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DWS International GmbH, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent semiannual report dated June 30, 2020.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Britta Weidenbach	-	-	-	-
Juan Barriobero de la Pisa	-	-	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Britta Weidenbach	2	$1,496,265,163	-	-
Juan Barriobero de la Pisa	2	$102,520,540	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Britta Weidenbach	-	-	-	-
Juan Barriobero de la Pisa	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor and their affiliates, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor and their affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor and their affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor and their affiliates to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor and their affiliates in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and their affiliates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and its affiliates will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by the DWS Group, a multinational global financial services firm that is a majority owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor and its affiliates are purchasing or selling for their client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor and its affiliate’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	38,400	$ 9.56	38,400	595,800
February 1 through February 29	18,846	$ 9.40	18,846	576,954
March 1 through March 31	16,954	$ 7.17	16,954	560,000
April 1 through April 30	0	$ -	0	560,000
May 1 through May 31	24,297	$ 7.64	24,297	535,703
June 1 through June 30	95,962	$ 8.37	95,962	439,741

Total	194,459	$ 8.53	194,459

On July 26, 2019, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 767,000 shares during the period from August 1, 2019 through July 31, 2020. Under this plan, the Fund repurchased 327,259 shares in open market transactions from August 1, 2019 to June 30, 2020.

On July 24, 2020, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 745,000 shares during the period from August 1, 2020 through July 31, 2021.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/28/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/28/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/28/2020